VENERABLE VARIABLE INSURANCE TRUST

Venerable Large Cap Index Fund

SUPPLEMENT DATED DECEMBER 12, 2025, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2025

This Supplement updates certain information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated April 29, 2025, of the Venerable Large Cap Index Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

Effective immediately, the Fund is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Fund intends to be diversified in approximately the same proportion as its benchmark index is diversified. The Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.

The following changes are made to the Summary Prospectus, Prospectus, and SAI, as applicable, effective immediately:

I.	The following paragraph is added to the section titled “Principal Investment Strategy” in the Fund’s Summary Prospectus and in the Fund Summary section of the Fund’s Prospectus:

The Fund is classified as a diversified investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. A non-diversified fund generally invests a greater portion of its assets in a limited number of issuers relative to a diversified fund.

II.	The following risk is added to the section titled “Principal Risks of Investing” in the Fund’s Summary Prospectus and in the Fund Summary Section of the Fund’s Prospectus:

Non-Diversification Risk. To the extent the Fund becomes non-diversified, the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the Fund is non-diversified, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Fund’s invested assets are diversified.

III.	The following paragraph is added to the “Principal Investment Strategies” under the heading “VENERABLE LARGE CAP INDEX FUND” in the sub-section titled “More Information about the Funds’ Principal Investment Strategies” under the section titled “ADDITIONAL INFORMATION ABOUT THE FUNDS” in the Fund’s Prospectus:

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”); however, the Fund may become non-diversified solely as a result of changes in the composition of the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

IV.	“Non-Diversification Risk” is added to the “Principal Risks” column of the row titled “Venerable Large Cap Index Fund” in the sub-section titled “More Information About the Funds’ Principal Investment Risks” under the section titled “ADDITIONAL INFORMATION ABOUT THE FUNDS” in the Fund’s Prospectus.

V.	The first paragraph in the sub-section titled “Fundamental Investment Restrictions” under the section titled “INVESTMENT RESTRICTIONS” in the Fund’s SAI is hereby deleted in its entirety and replaced with the following :

Each Fund is a diversified company under the 1940 Act; except that each of Venerable Large Cap Index Fund, Venerable Mid Cap Index Fund, Venerable Small Cap Index Fund, Venerable International Index Fund, Venerable Bond Index Fund, and Venerable Intermediate Corporate Bond Index Fund may fluctuate between diversified and non-diversified to the extent necessary to approximate the composition of its index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE